UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2005

American Real Estate Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Bedford Road, Mt. Kisco, NY 10549

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 242-7700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On June 29, 2005, we entered into an Option Grant Agreement with our Chief Executive Officer, Keith A. Meister. The agreement permits Mr. Meister to purchase up to 700,000 of our Depositary Units, at an exercise price of $35.00 per unit.

     The options will vest at a rate of 100,000 units on the first seven anniversaries of the date on which the options are granted, which is June 29, 2005, or the Grant Date, such that the options will become fully vested by the seventh anniversary of the Grant Date. The options would vest sooner upon the occurrence of two events: (a) a change of control, as defined, in the Option Agreement or (b) if Mr. Meister is terminated by us or our general partner without “cause” as defined in the Option Grant Agreement.

     The options will expire as to 600,000 of the vested units on the last business day preceding the seventh anniversary of the Grant Date. The options for the remaining 100,000 vested units will expire after the last business day prior to the eighth anniversary of the Grant Date. All unvested options will terminate immediately if Mr. Meister otherwise ceases being employed by us or our general partner. With regard to vested options which have not expired, Mr. Meister will have 180 days after termination of his employment to exercise the vested options.

     The options and the terms of the Option Grant Agreement may be adjusted for certain transactions and other events and may be amended from time to time, as set forth in the Option Grant Agreement which is attached as Exhibit 10.1.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

     NEG Holding LLC.

     On June 30, 2005, we completed the acquisition of the managing membership interest in NEG Holding LLC from Gascon Partners, in consideration for 11,034,408 of our depositary units representing limited partner interests in American Real Estate Partners, L.P. The membership interest we acquired constitutes all of the membership interests other than the membership interest already owned by National Energy Group, Inc., which is itself 50.01% owned by us. NEG Holding owns NEG Operating LLC, which is engaged in the exploration and production of oil and gas, primarily in Arkansas, Louisiana, Texas and Oklahoma.

     The transaction was considered and approved by the audit committee of our general partner who was advised by its own independent legal counsel and independent financial advisor. The audit committee received an opinion as to the fairness to AREP of the consideration to be paid by AREP, from a financial point of view.

     Panaco, Inc.

     On June 30, 2005, we completed the merger of Panaco, Inc. with and into our indirect wholly owned subsidiary, National Offshore LP. Panaco’s shareholders, Highcrest Investors Corp. and Arnos Corp., received 3,452,586 and 857,759 of our depositary units, respectively. Panaco is engaged in the exploration and production of oil and gas, primarily in the Gulf of Mexico and the Gulf Coast Region and, at March 31, 2005, owned interests in 123 wells.

     The transaction was considered and approved by the audit committee of our general partner who was advised by its own independent legal counsel and independent financial advisor.

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The audit committee received an opinion as to the fairness to AREP of the consideration to be paid by AREP, from a financial point of view.

     Securities of GB Holdings, Inc. and Atlantic Coast Entertainment Holdings, Inc.

     On June 30, 2005, we completed the purchase of 4,121,033 shares of common stock of GB Holdings, Inc. and 1,133,284 shares of common stock of Atlantic Coast Entertainment Holdings, Inc., or Atlantic Holdings, from Cyprus, LLC in consideration for 413,793 of our depositary units. Up to an additional 206,897 depositary units may be issued if Atlantic Holdings meets certain earnings targets during 2005 and 2006. Atlantic Holdings owns ACE Gaming LLC which operates the Sands Hotel and Casino in Atlantic City, New Jersey.

     The transaction was considered and approved by the audit committee of our general partner who was advised by its own independent legal counsel and independent financial advisor. The audit committee received an opinion as to the fairness to AREP of the consideration to be paid by AREP, from a financial point of view.

     Gascon, Highcrest Investors, Arnos and Cyprus each are controlled by Carl C. Icahn. Mr. Icahn is the Chairman of the Board of Directors of American Property Investors, Inc., our general partner. With the closing of these transactions, Mr. Icahn now owns 90.0% of our depositary units and 86.5% of our preferred units and we own 100% of NEG Holding, Panaco and 77.5% of the common stock of GB Holdings and 58.3% of the common stock of Atlantic Holdings.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On June 30, 2005, we issued 11,034,408 of our depositary units to Gascon in consideration for the managing membership interest in NEG Holding, pursuant to a membership interest purchase agreement dated as of January 21, 2005, by and among us and Gascon, a copy of which is filed as Exhibit 10.2.

On June 30, 2005, we issued 3,452,586 of our depositary units to Highcrest Investors and 857,759 of our depositary units to Arnos in consideration for 100% of the equity of Panaco, pursuant to an agreement and plan of merger dated as of January 21, 2005, by and among National Offshore, Highcrest Investors, Arnos, us and Panaco, a copy of which is filed as Exhibit 10.3.

On June 30, 2005, we issued 413,793 of our depositary units to Cyprus in consideration for 4,121,033 shares of common stock of GB Holdings and 1,133,284 shares of common stock of Atlantic Holdings, pursuant to a purchase agreement dated as of January 21, 2005, by and among us and Cyprus, as amended, a copy of which is filed as Exhibit 10.4 and 10.5.

Each of these issuances of depositary units was exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933.

Section 8 – Other Events

Item 8.01 Other Events.

On June 30, 2005, we issued a press release, a copy of which is filed as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements for NEG Holding, Panaco and GB Holdings will be provided by amendment to this Form 8-K within 71 calendar days.

(b) Pro forma financial information.

Our pro forma financial information will be provided by amendment to this Form 8-K within 71 calendar days.

(c) Exhibits

10.1	Option Grant Agreement between American Real Estate Partners, L.P. and Keith A. Meister.

10.2	Membership Interest Purchase Agreement, dated January 21, 2005, by and among American Real Estate Partners, L.P. as Purchaser and Gascon Partners, as Seller (incorporated by reference to Exhibit 99.1 to AREP’s Form 8-K (SEC File No. 1-9516), filed on January 27, 2005).

10.3	Agreement and Plan of Merger, dated January 21, 2005, by and among National Offshore LP, Highcrest Investors Corp., Arnos Corp., American Real Estate Partners, L.P. and Panaco, Inc. (incorporated by reference to Exhibit 99.3 to AREP’s Form 8-K (SEC File No. 1-9516), filed on January 27, 2005).

10.4	Purchase Agreement, dated January 21, 2005, by and among American Real Estate Partners, L.P., as Purchaser, and Cyprus, LLC as Seller (incorporated by reference to Exhibit 99.4 to AREP’s Form 8-K (SEC File No. 1-9516), filed on January 27, 2005).

10.5	Amendment No. 1, dated as of May 23, 2005, to the Purchase Agreement, dated January 21, 2005, by and among American Real Estate Partners, L.P., as Purchaser, and Cyprus, LLC as Seller (incorporated by reference to Exhibit 99.1 to AREP’s Form 8-K (SEC File No. 1-9516), filed on May 27).

99.1	Press Release dated June 30, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

By:	American Property Investors, Inc.
General Partner

By:	/s/ John P. Saldarelli
John P. Saldarelli
Vice President, Chief Financial Officer, Secretary and Treasurer

Date: June 30, 2005